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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos.333-07809, 333-44025, 333-45027, 333-52793 and 333-69621.



                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
March 22, 1999